TSX, NYSE-MKT Symbol: NCQ	News Release

NovaCopper Signs Memorandum of Understanding with the
Alaska Industrial Development Export Authority to
Permit and Develop an Industrial Access Road to the
Ambler Mining District

April 30, 2013 - Vancouver, British Columbia - NovaCopper Inc. (TSX, NYSE-MKT: NCQ) ("NovaCopper” or "the Company”) is pleased to announce that it has signed a Memorandum of Understanding (“MOU”) with the Alaska Industrial Development Export Authority1 (“AIDEA”) to investigate the viability of permitting and constructing an industrial access road to the Ambler mining district and the Company’s Upper Kobuk Mineral Projects (“UKMP”) which include the Arctic and Bornite deposits.

The MOU formalizes the roles of each party as they relate to permitting the Ambler Mining District Industrial Access Road (“AMDIAR”), which is expected to commence later in 2013, and developing one or more mines at the UKMP. The MOU also allows AIDEA to investigate various ways to fund the construction and maintenance of the AMDIAR. Although no specific terms have yet been discussed on payment for usage of the AMDIAR, the arrangement that AIDEA entered into with Cominco Ltd. (now Teck Resources Ltd.) in 19862 for construction of the Red Dog Road and Port Facility may serve as a general template for a final financing agreement. This MOU is non-exclusive, meaning that other mining and exploration companies or other industrial users may also work in cooperation with AIDEA to support development of the AMDIAR by signing their own MOUs.

Since 2009 considerable work has been carried out by the Alaska Department of Transportation, including the evaluation of numerous possible access routes and the collection of environmental baseline data. The State of Alaska has expended approximately US$10 million on these studies. A further US$8.5 million is included in the 2013 fiscal budget to support permitting activities for AMDIAR which was recently approved as a specific appropriation included in the State’s capital budget.

“We are extremely pleased to sign this MOU with AIDEA as this marks the first step towards the construction of an industrial road to the UKMP. It also demonstrates the State of Alaska’s commitment to responsibly develop its abundant natural resources,” said Rick Van Nieuwenhuyse, President and Chief Executive Officer of NovaCopper. “The next step is the commencement of the permitting process for the Ambler Mining District Industrial Access Road which we expect will be initiated before year end.”

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1 AIDEA’s purpose is to promote, develop, and advance the general prosperity and economic welfare of the people of Alaska, to relieve problems of unemployment, and to create additional employment. One of the ways in which AIDEA pursues the fulfillment of this purpose is by supporting and encouraging the development of natural resources in Alaska. AIDEA has the statutory authority to finance, develop, and own and operate facilities and improvements, including roads that are intended for use in connection with the extraction, transportation and production of minerals and materials.

2 Under agreement between the State of Alaska and Cominco up to $175 million was authorized by the state government for the development of an industrial road and port to support the Red Dog mine.

“The completion of the MOU with NovaCopper is beneficial, not just for NovaCopper, but for all Alaskans because the development of the Ambler mining district is expected to produce significant economic benefits for the State and, most importantly, for the communities of northwest Alaska,” said Ted Leonard, Executive Director of AIDEA. “We look forward to working with the NovaCopper team as we move into the permitting stage of the road.”

The purpose of the MOU is to identify the rights, roles, and responsibilities of AIDEA and the Company as they relate to the potential establishment of an industrial access road to the Ambler mining district. The parties will continue to work together and in conjunction with other State of Alaska agencies, including the Alaska Department of Transportation, the Alaska Department of Natural Resources, and the Alaska Department of Environmental Conservation and potentially others, to work on the proposed industrial road access corridors that would serve the purpose of providing access for development of the mineral resources within the Ambler mining district which includes the Company’s Upper Kobuk Mineral Projects.

In summary, the MOU is intended to:

  Facilitate strategies to maximize the local economic benefit and job opportunities as a result of responsible development of the Ambler mining district;
  Provide access to AIDEA with regard to environmental and baseline work for the UKMP conducted by the Company for the purpose of assessing the suitability of potential routes for an industrial access road within the Ambler mining district;
  Establish the groundwork to develop a plan for an industrial road to provide access;
  Provide a framework for AIDEA and the Company to cooperatively engage with local communities and other project stakeholders to incorporate their input via public meetings and consultations;
  Identify areas requiring federal, state and local permitting, and facilitate support for obtaining such permits; and
  Working collaboratively to establish an agreement for the Company’s usage of the potential industrial access road.

The MOU will expire on the third anniversary of the effective date, unless otherwise extended by written agreement between the parties. Either party may terminate the MOU earlier for any reason at any time upon delivery to the other party of written notice of termination.

About NovaCopper

NovaCopper Inc. is a base metals exploration company focused on exploring and developing the Ambler mining district in Alaska. It is one of the richest and most-prospective known copper-dominant districts located in one of the safest geopolitical jurisdictions in the world. It hosts world-class VMS deposits that contain copper, zinc, lead, gold and silver, and carbonate replacement deposits which have been found to host high-grade copper mineralization. Exploration efforts have been focused on two deposits in the Ambler district – the Arctic VMS deposit and the Bornite carbonate replacement deposit. Both deposits are located within NovaCopper’s land package that spans approximately 143,000 hectares. NovaCopper has formed a partnership with NANA Regional Corporation, Inc. (NANA), an Alaskan Native Corporation that provides a framework for the exploration and potential development of the Ambler mining district in cooperation with the local communities. Our vision is to develop the Ambler mining district into a premier North American copper producer.

More information on the Company, its properties and its management team is available on the Company’s website at www.novacopper.com.

NovaCopper Contact:

Patrick Donnelly
Vice President, Corporate Communications
patrick.donnelly@novacopper.com

604-638-8088 or 1-855-638-8088

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Cautionary Note Regarding Forward-Looking Statements

This press release includes certain "forward-looking information” and "forward-looking statements” (collectively "forward-looking statements”) within the meaning of applicable Canadian and United States securities legislation including the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included herein, without limitation, statements relating to the permitting or development of the AMDIAR or the future operating or financial performance of NovaCopper, are forward-looking statements. Forward-looking statements are frequently, but not always, identified by words such as "expects”, "anticipates”, "believes”, "intends”, "estimates”, "potential”, "possible”, and similar expressions, or statements that events, conditions, or results "will”, "may”, "could”, or "should” occur or be achieved. These forward-looking statements may include statements regarding perceived merit of properties; exploration results and budgets; mineral reserves and resource estimates; work programs; capital expenditures; timelines; strategic plans; completion of transactions; market prices for precious and base metals; or other statements that are not statements of fact. Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from NovaCopper's expectations include the uncertainties involving the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; uncertainties involved in the interpretation of drilling results and geological tests and the estimation of reserves and resources; the need for cooperation of government agencies and native groups in the development and operation of properties; the need to obtain permits and governmental approvals; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; and other risk and uncertainties disclosed in NovaGold Resources Inc.’s Management Information Circular dated February 27, 2012 for the special meeting of securityholders held to consider the spin-out of NovaCopper Inc. filed with the Canadian securities regulatory authorities, and NovaCopper's registration statement on Form 40-F filed with the United States Securities and Exchange Commission and in other NovaCopper reports and documents filed with applicable securities regulatory authorities from time to time. NovaCopper's forward-looking statements reflect the beliefs, opinions and projections on the date the statements are made. NovaCopper assumes no obligation to update the forward-looking statements or beliefs, opinions, projections, or other factors, should they change, except as required by law.